MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST        Two World Trade Center

LETTER TO THE SHAREHOLDERS September 30, 1999           New York, New York 10048

DEAR SHAREHOLDER:

During the twelve-month period ended September 30, 1999, the U.S. economy continued its path of strength and vigor propelled by a rising stock market, low unemployment, consumer confidence and increased liquidity provided by the Federal Reserve Board. In the fall of 1998, the Fed reduced the federal-funds rate in three steps from 5.50 percent to 4.75 percent, which diminished concerns about liquidity arising from international banks' exposure to Asia and Russia. Interest rates climbed steadily throughout 1999 as investors displayed renewed confidence and appeared less risk averse. With renewed strength in the world economy and the threat of inflation looming, the Federal Reserve raised the federal-funds rate twice in the summer, to 5.25 percent.

Interest rates on intermediate-term U.S. Treasuries were highly volatile during this period. Five-year Treasuries ranged in yield between 3.97 percent and 6.03 percent. On September 30, 1999, the five-year Treasury note was yielding 5.75 percent, compared to 4.22 percent one year earlier.

PERFORMANCE AND INVESTMENT STRATEGY

During the fiscal year ended September 30, 1999, Morgan Stanley Dean Witter Government Income Trust produced a total return of 0.17 percent, based on a change in net asset value (NAV) and reinvestment of dividends. Based on a change in the Trust's market price on the New York Stock Exchange (NYSE) and reinvestment of dividends, the Trust's total return for the fiscal year was -2.24 percent.

On September 28, 1999, the Trustees declared a monthly dividend of $0.045 per share, payable October 22, 1999, to shareholders of record on October 8, 1999. The dividend rate, when annualized, provides a current yield of 6.54 percent, based on the Trust's September 30, 1999, closing NYSE market price of $8.25 per share.

The Trust's performance was reflective of the volatile interest-rate environment. The Trust's continued substantial holdings of mortgaged-

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST backed securities mitigated a substantial amount of the volatility during the period. Investors' preference for higher-yielding securities as well as a continued lack of new issuance caused mortgages to outperform other government securities.

As of September 30, 1999, the Trust had net assets in excess of $380 million, with 61 percent invested in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association
(FNMA) and the Federal Home Loan Mortgage Corp. (FHLMC), 28 percent in U.S. government agency obligations, 10 percent in U.S. Treasury securities and the remaining 1 percent in cash equivalents. On September 30, 1999, the Trust's average maturity was 7.2 years.

LOOKING AHEAD

We believe that in the months ahead, the U.S. economy is likely to grow as low unemployment and increased productivity continue to confound tried and true economic models. Should our economy show continued strength, along with renewed inflation pressures, the Federal Reserve may need to continue on its path of tighter monetary policy. Accordingly, the Trust will continue to assess market conditions and continue to look for new opportunities as they become available.

Please remember that the Trustees have approved a procedure whereby the Trust may, when appropriate, repurchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. In accordance with this procedure, 1,798,400 shares of the Trust were purchased on the New York Stock Exchange over the twelve-month period ended September 30, 1999.

We appreciate your ongoing support of Morgan Stanley Dean Witter Government Income Trust and look forward to continuing to serve your investment objectives.

Very truly yours,

/s/ CHARLES A. FIUMEFREDDO                       /s/ MITCHELL M. MERIN
CHARLES A. FIUMEFREDDO                           MITCHELL M. MERIN
Chairman of the Board                            President

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

PORTFOLIO OF INVESTMENTS September 30, 1999

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                          COUPON
THOUSANDS                    MATURITY DATE                      RATE        VALUE
-------------------------------------------------------------------------------------
            MORTGAGE-BACKED SECURITIES (60.5%)
            Federal Home Loan Mortgage Corp. (4.7%)
$  3,256    12/01/18 - 02/01/19.............................    9.50 %   $  3,454,695
   8,091    07/01/09 - 08/01/20.............................   10.00        8,708,385
   5,424    08/01/14 - 05/01/19.............................   10.50        5,917,209
                                                                         ------------
                                                                           18,080,289
                                                                         ------------
            Federal National Mortgage Assoc. (34.3%)
  23,038    04/01/06 - 02/01/29.............................    6.00       22,102,375
  39,256    05/01/07 - 04/01/29.............................    6.50       37,946,213
  33,580    07/01/23 - 02/01/26.............................    7.00       33,054,772
  19,961    02/01/22 - 07/01/29.............................    7.50       20,048,601
  10,527    12/01/21 - 10/01/25.............................    8.00       10,754,404
   4,805    08/01/17 - 05/01/25.............................    8.50        4,975,655
     555    09/01/13 - 07/01/23.............................    9.00          581,905
   1,121    06/01/18 - 01/01/21.............................    9.50        1,192,348
                                                                         ------------
                                                                          130,656,273
                                                                         ------------
            Government National Mortgage Assoc. (21.5%)
   8,766    03/15/26 - 03/15/29.............................    6.00        8,149,476
  15,448    03/20/26 - 05/20/29.............................    6.50       14,742,330
  20,858    02/15/24 - 08/15/29.............................    7.00       20,473,495
  11,030    12/15/22 - 09/15/29.............................    7.50       11,078,001
   7,292    11/15/15 - 12/15/21.............................    8.00        7,460,491
  13,963    05/15/16 - 11/15/24.............................    8.50       14,517,337
   4,695    04/15/17 - 02/15/25.............................    9.00        4,923,561
     467    11/15/19 - 08/15/20.............................    9.50          501,019
                                                                         ------------
                                                                           81,845,710
                                                                         ------------
            TOTAL MORTGAGE-BACKED SECURITIES
            (Identified Cost $231,112,124)............................    230,582,272
                                                                         ------------

            U.S. GOVERNMENT & AGENCY OBLIGATIONS (38.6%)
   1,500    Federal Farm Credit Bank
             06/17/05.......................................    5.80        1,454,370
   3,085    Federal Farm Credit Bank
             01/10/05.......................................    5.90        3,010,744
   2,000    Federal Farm Credit Corp.
             09/23/04.......................................    6.30        1,988,800
   1,000    Federal Farm Credit Corp.
             09/24/07.......................................    6.52          992,430
  14,000    Federal Home Loan Banks
             02/25/04 - 07/02/12............................    0.00        9,433,460
   2,000    Federal Home Loan Banks
             04/23/03.......................................    5.785       1,959,860

        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                          COUPON
THOUSANDS                    MATURITY DATE                      RATE        VALUE
-------------------------------------------------------------------------------------
$  1,000    Federal Home Loan Banks
             11/25/08.......................................    5.88 %   $    925,780
   1,000    Federal Home Loan Banks
             07/28/08.......................................    5.945         944,890
   2,000    Federal Home Loan Banks
             02/05/08.......................................    5.96        1,896,160
   2,000    Federal Home Loan Banks
             03/17/08.......................................    6.02        1,902,840
   3,500    Federal Home Loan Banks
             10/10/07.......................................    6.20        3,404,555
   2,000    Federal Home Loan Banks
             08/15/07.......................................    6.295       1,957,620
   2,000    Federal Home Loan Mortgage Corp.
             04/15/08.......................................    5.75        1,877,460
   2,500    Federal National Mortgage Assoc.
             02/01/04 - 08/01/04............................    0.00        1,879,679
   2,000    Federal National Mortgage Assoc.
             01/26/09.......................................    5.80        1,841,920
   1,000    Federal National Mortgage Assoc.
             07/30/07.......................................    6.75          978,630
 103,000    Resolution Funding Corp.
             10/15/01 - 10/15/07............................    0.00       69,507,110
   2,000    U.S. Department of Housing and Urban Development
             Series 1999A
             08/01/11.......................................    6.16        1,848,100
   7,500    U.S. Treasury Note
             02/28/03 - 05/31/03............................    5.50        7,424,175
   4,500    U.S. Treasury Note
             12/31/02 - 02/15/06............................    5.625       4,432,350
   1,000    U.S. Treasury Note
             11/15/05.......................................    5.875         993,690
   6,000    U.S. Treasury Note
             08/15/07.......................................    6.125       6,006,360
   8,500    U.S. Treasury Note
             02/15/07.......................................    6.25        8,574,035
   2,000    U.S. Treasury Note
             08/15/05.......................................    6.50        2,047,560
   5,500    U.S. Treasury Note
             12/31/99.......................................    7.75        5,533,935
   5,000    U.S. Treasury Strip
             02/15/03.......................................    0.00        4,106,750
                                                                         ------------
            TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (Identified Cost $147,754,097)............................    146,923,263
                                                                         ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

PRINCIPAL                     DESCRIPTION
AMOUNT IN                         AND                          COUPON
THOUSANDS                    MATURITY DATE                      RATE        VALUE
-------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENT (0.3%)
            REPURCHASE AGREEMENT
            The Bank of New York due 10/01/99 (dated
            09/30/99; proceeds $1,098,037) (a)
            (Identified Cost $1,097,885)....................   5.00%     $  1,097,885
                                                                         ------------

            TOTAL INVESTMENTS
            (Identified Cost $379,964,106) (b)..............  99.4%       378,603,420

            OTHER ASSETS IN EXCESS OF LIABILITIES...........   0.6          2,273,800
                                                              ----       ------------

            NET ASSETS...................................... 100.0%      $380,877,220
                                                             =====       ============


---------------------
(a) Collateralized by $330,000 Federal Home Loan Mortgage Corp. 5.50% due 05/15/02 valued at $331,585; $73,305 Federal National Mortgage Assoc. 5.25% due 01/15/03 valued at $71,911; $285,000 Federal National Mortgage Assoc. 6.03% due 05/15/03 valued at $285,739; $124,197 Federal National Mortgage Assoc. 6.04% due 02/25/09 valued at $116,254 and $309,000 U.S. Treasury Note 5.875% due 06/30/00 valued at $314,794.
(b) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $4,331,880 and the aggregate gross unrealized depreciation is $5,692,566, resulting in net unrealized depreciation of $1,360,686.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
September 30, 1999

ASSETS:
Investments in securities, at value
 (identified cost $379,964,106).............................  $378,603,420
Receivable for:
    Interest................................................     2,357,921
    Principal paydowns......................................       472,734
Prepaid expenses and other assets...........................        12,966
                                                              ------------

    TOTAL ASSETS............................................   381,447,041
                                                              ------------

LIABILITIES:
Payable for:
    Investment management fee...............................       213,635
    Shares of beneficial interest repurchased...............       210,994
Accrued expenses and other payables.........................       145,192
                                                              ------------

    TOTAL LIABILITIES.......................................       569,821
                                                              ------------

    NET ASSETS..............................................  $380,877,220
                                                              ============

COMPOSITION OF NET ASSETS:
Paid-in-capital.............................................  $402,205,650
Net unrealized depreciation.................................    (1,360,686)
Undistributed net investment income.........................        36,917
Accumulated net realized loss...............................   (20,004,661)
                                                              ------------

    NET ASSETS..............................................  $380,877,220
                                                              ============

NET ASSET VALUE PER SHARE,
 41,720,200 shares outstanding
 (unlimited shares authorized of $.01 par value)............         $9.13
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST


STATEMENT OF OPERATIONS
For the year ended September 30, 1999

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 26,732,906
                                                              ------------

EXPENSES
Investment management fee...................................     2,403,009
Transfer agent fees and expenses............................       180,254
Custodian fees..............................................        69,680
Professional fees...........................................        59,505
Shareholder reports and notices.............................        56,221
Registration fees...........................................        45,504
Trustees' fees and expenses.................................        18,782
Other.......................................................        14,062
                                                              ------------

    TOTAL EXPENSES..........................................     2,847,017
                                                              ------------

    NET INVESTMENT INCOME...................................    23,885,889
                                                              ------------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss...........................................       (32,344)
Net change in unrealized appreciation.......................   (26,647,143)
                                                              ------------

    NET LOSS................................................   (26,679,487)
                                                              ------------

NET DECREASE................................................  $ (2,793,598)
                                                              ============

                      SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

STATEMENT OF CHANGES IN NET ASSETS
                                                    FOR THE YEAR         FOR THE YEAR
                                                        ENDED                ENDED
                                                   SEPTEMBER 30, 1999   SEPTEMBER 30, 1998
------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income............................     $ 23,885,889         $ 26,458,740
Net realized gain (loss).........................          (32,344)              18,077
Net change in unrealized appreciation............      (26,647,143)          16,040,482
                                                      ------------         ------------

    NET INCREASE (DECREASE)......................       (2,793,598)          42,517,299

Dividends from net investment income.............      (23,798,485)         (26,897,809)
Net decrease from transactions in shares of
 beneficial interest.............................      (15,560,813)         (22,353,586)
                                                      ------------         ------------

    NET DECREASE.................................      (42,152,896)          (6,734,096)

NET ASSETS:
Beginning of period..............................      423,030,116          429,764,212
                                                      ------------         ------------

    END OF PERIOD
    (Including undistributed net investment
    income of $36,917 and dividends in excess of
    net investment income $50,012,
    respectively)...............................     $380,877,220         $423,030,116
                                                      ============         ============




        SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

NOTES TO FINANCIAL STATEMENTS September 30, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Government Income Trust (the "Trust"), formerly Dean Witter Government Income Trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's primary investment objective is to provide as high a level of current income as is consistent with prudent investment and as a secondary objective, capital appreciation. The Trust commenced operations on February 29, 1988.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Trust pays the Investment Manager a management fee, accrued weekly and payable monthly, by applying the annual rate of 0.60% to the Trust's weekly net assets.

Under the terms of the Agreement, in addition to managing the Trust's investments, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended September 30, 1999 aggregated $74,230,653 and $93,900,859, respectively.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At September 30, 1999, the Trust had transfer agent fees and expenses payable of approximately $4,300.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended September 30, 1999 included in Trustees' fees and expenses in the Statement of Operations amounted to $5,840. At September 30, 1999, the Trust had an accrued pension liability of $52,007 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                                         CAPITAL
                                                                                         PAID IN
                                                                           PAR VALUE    EXCESS OF
                                                                SHARES     OF SHARES    PAR VALUE
                                                              ----------   ---------   ------------
Balance, September 30, 1997.................................  46,089,300   $460,893    $444,901,836
Treasury shares purchased and retired (weighted average
 discount 7.73%)*...........................................  (2,570,700)   (25,707)    (22,327,879)
Reclassification due to permanent book/tax differences......      --          --         (5,060,996)
                                                              ----------   --------    ------------
Balance, September 30, 1998.................................  43,518,600    435,186     417,512,961
Treasury shares purchased and retired (weighted average
 discount 7.78%)*...........................................  (1,798,400)   (17,984)    (15,542,829)
Reclassification due to permanent book/tax differences......      --          --           (181,684)
                                                              ----------   --------    ------------
Balance, September 30, 1999.................................  41,720,200   $417,202    $401,788,448
                                                              ==========   ========    ============

---------------------
* The Trustees have voted to retire the shares purchased.

5. DIVIDENDS

On September 28, 1999, the Trust declared the following dividends from net investment income:

 AMOUNT         RECORD             PAYABLE
PER SHARE        DATE               DATE
---------  -----------------  -----------------
 $0.045     October 8, 1999   October 22, 1999
 $0.045    November 5, 1999   November 19, 1999
 $0.045    December 3, 1999   December 17, 1999

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

6. FEDERAL INCOME TAX STATUS

During the year ended September 30, 1999, the Trust utilized approximately $9,000 of its net capital loss carryover. At September 30, 1999, the Trust had a net capital loss carryover of approximately $19,961,000 to offset future capital gains to the extent provided by regulations, available through September 30 of the following years:

               AMOUNT IN THOUSANDS
      --------------------------------------------
        2002              2003       2004     2006
      -------           --------   --------   ----
       $8,299            $9,638     $2,019     $5
       ======            ======     ======     ==

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Trust's next taxable year. The Trust incurred and will elect to defer net capital losses of approximately $44,000 during fiscal 1999.

As of September 30, 1999, the Trust had permanent book/tax differences primarily attributable to an expired capital loss carryover. To reflect reclassifications arising from these differences, paid-in-capital was charged $181,684, accumulated undistributed net investment income was charged $475 and accumulated net realized loss was credited $182,159.

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding through each period:

                                                                        FOR THE YEAR ENDED SEPTEMBER 30*
                                                              ----------------------------------------------------
                                                                1999       1998       1997       1996       1995
------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $   9.72   $   9.32   $   9.08   $   9.17   $   8.69
                                                              --------   --------   --------   --------   --------

Income (loss) from investment operations:
 Net investment income......................................      0.56       0.59       0.61       0.60       0.58
 Net realized and unrealized gain (loss)....................     (0.62)      0.37       0.19      (0.14)      0.43
                                                              --------   --------   --------   --------   --------

Total income (loss) from investment operations..............     (0.06)      0.96       0.80       0.46       1.01
                                                              --------   --------   --------   --------   --------

Less dividends from net investment income...................     (0.56)     (0.60)     (0.60)     (0.60)     (0.60)
                                                              --------   --------   --------   --------   --------

Anti-dilutive effect of acquiring treasury shares...........      0.03       0.04       0.04       0.05       0.07
                                                              --------   --------   --------   --------   --------

Net asset value, end of period..............................  $   9.13   $   9.72   $   9.32   $   9.08   $   9.17
                                                              ========   ========   ========   ========   ========

Market value, end of period.................................  $   8.25   $   9.00   $  8.438   $   8.25   $   8.25
                                                              ========   ========   ========   ========   ========

TOTAL RETURN+...............................................     (2.24)%    14.26%      9.86%      7.31%     12.97%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................      0.71%      0.70%      0.73%      0.73%      0.71%

Net investment income.......................................      5.98%      6.27%      6.60%      6.56%      6.50%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $380,877   $423,030   $429,764   $439,896   $475,471

Portfolio turnover rate.....................................        19%        16%        19%        21%        25%

---------------------
 * The per share amounts were computed using an average number of shares outstanding during the period.
 + Total return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER GOVERNMENT INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Government Income Trust (the "Trust"), formerly Dean Witter Government Income Trust, at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
November 8, 1999

                      (This Page Intentionally Left Blank)

TRUSTEES
----------------------------------
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------
Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------
Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

MORGAN STANLEY
DEAN WITTER
GOVERNMENT
INCOME TRUST


Annual Report
September 30, 1999